UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

HYPERLIQUID STRATEGIES INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42985	39-3284080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue 22nd Floor
New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-4241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PURR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2026, Hyperliquid Strategies Inc (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2026. A copy of the press release is included as Exhibit 99.1 to this report.

The information in this report under this item, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the exhibit, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2026, the Company held an annual meeting of its stockholders (the “Annual Meeting”). Of the 278,271,288 shares of the Company’s common stock outstanding and entitled to vote as of the record date of September 30, 2026 at the Annual Meeting, a total of 148,344,922 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: the Director Election Proposal

Both of the persons nominated by the Company to serve as directors for a three-year term until the 2029 annual meeting of stockholders were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nailesh Bhatt	95,539,667	955,596	51,849,659
Jeffrey Sonnenfeld	95,684,937	810,326	51,849,659

Proposal 2: the Nasdaq Proposal

The proposal to approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of the Company’s common stock issuable by the Company pursuant to the terms of the ChEF Purchase Agreement in an amount that may exceed 19.99% of the Company’s common stock was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,436,539	14,975,107	83,617	51,849,659

Proposal 3: the Auditor Ratification Proposal

The proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 was approved with the following vote:

Votes For	Votes Against	Abstentions
148,001,955	183,620	159,347

Item 7.01 Regulation FD Disclosure.

On November 5, 2026, the Company released a slide presentation related to its results of operations for the fiscal quarter ended September 30, 2026. A copy of this slide presentation is furnished as Exhibit 99.2 to this report. The slide presentation should be read together with the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Quarter Report on Form 10-Q for the fiscal quarter ended September 30, 2026 once available.

The presentation will also be available on the Company’s website, www.hypestrat.xyz. The Company uses its website as a means of disclosing information that may be considered material, non-public information and for complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website, in addition to following its press releases, SEC filings, public conference calls, presentations and webcasts. The Company may also use social media channels to communicate with its investors and the public about the Company and other matters, and those communications could be deemed to be material information. The information contained on, or that may be accessed through, the Company’s website or social media channels is not incorporated by reference into, and is not a part of, this document.

The information contained in this Item 7.01 as well as in Exhibit 99.2 shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Hyperliquid Strategies Inc. press release, dated November 5, 2026.
99.2	Hyperliquid Strategies Inc. presentation, dated November 5, 2026.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERLIQUID STRATEGIES INC

Date:	November 5, 2026	By:	/s/ Brett Beldner
		Name: Title:	Brett Beldner Chief Financial Officer